U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):    August 6, 2001


                      California Micro Devices Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


   California                      0-15449                       94-2672609
   ------------------------------------------------------------------------
    (State or other jurisdiction   (Commission              (IRS Employer
        of Incorporation)            File Number)       Identification No.)


         215 Topaz Street, Milpitas, CA                95035-5430
         --------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code:   (408)263-3214
                                                               -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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Item 5.  Selection of New Officer

         On  August  6,  2001,   California   Micro  Devices   Corporation  (the
"Company"),  announced  Kyle  Baker  as the  Company's  new  Vice  President  of
Marketing.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








Dated:  August 10, 2001                   CALIFORNIA MICRO DEVICES CORPORATION



                                By:      /s/ Robert V. Dickinson
                                         ---------------------------------------
                                         Robert V. Dickinson
                                         President and Chief Executive Officer

Corporate Press Release

                                               NEWS RELEASE

                                               For More Information Contact:

                                               Bob Dickinson, President/CEO
                                               408.934.3172

                                               bobd@calmicro.com

                                               John Trewin, VP, CFO
                                               408.934.3103

                                               johnt@calmicro.com


     California Micro Devices Announced Baker As Vice President of Marketing


August 7, 2001, Milpitas, California (Nasdaq NMS:CAMD) - California Micro Devices announced today that Kyle Baker has joined them as Vice President, Marketing. Chuck Bellavia, formerly Vice President, Marketing and Sales, will continue as Vice President, Sales.

According to Robert Dickinson, President and CEO, "Marketing and sales leadership, both of which are very critical to our success, require very different skills. Kyle Baker, with whom I have worked for over ten years, is a consummate marketing professional and I am extremely pleased that he is joining us. Chuck Bellavia has a solid base of experience in sales management in this industry and will now be able to focus his full attention and energy on that role."

Immediately before joining CAMD, Mr. Baker served as Vice President, Marketing of the Cirrus Logic Optical Storage Division. He also has held a number of other marketing management positions with Cirrus Logic. In addition, Mr. Baker served in marketing and sales management roles at Candescent Technologies, Western Digital and Procter and Gamble.

Mr. Baker has an A.B. from the College of William and Mary and an MBA from San Francisco State University.


Headquartered in Milpitas, California, California Micro Devices Corporation is a leading supplier of integrated thin film passive devices and complementary analog semiconductors. The company's products are typically employed on the periphery edge of complex systems to deal with real world issues including termination, filtering, electrostatic discharge (ESD), power management and amplification for a broad spectrum of computer, communications, medical and lighting applications.

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